COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

The General Manager insures the legal liability risks for our shipping activities with Assuranceforeningen SKULD and Assuranceforeningen Gard Gjensidig, both mutual protection and indemnity associations. We are subject to calls payable to the associations based on our claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

We have one vessel held under capital lease, the Golden Lyderhorn, that was sold by the Former Golden Ocean in 2006 and leased back for a period of ten years. At the time of the sale a sellers credit for $2.7 million was given to lessor and becomes payable on redelivery and sale of the vessel. We have the right to purchase the vessel for $14.2 million less the sellers credit in August 2016, if this is not exercised the lessor has the option to put the vessel on us at the end of the lease terms for $12.2 million less the sellers credit. The total amount that we would be required to pay in 2016 under this put options is $9.5 million (2014: nil).

As of December 31, 2015, the joint venture that owns the Golden Opus had total bank debt outstanding of $18.3 million and we had guaranteed 50% of this amount. Consequently, our maximum potential liability was $9.15 million as of this date. We have not recorded any liability in respect of this arrangement.

We sold eight vessels to Ship Finance in the third quarter of 2015 and leased them back on charters for an initial period of ten years. We have a purchase option of $112 million en-bloc after ten years and, if such option is not exercised, Ship Finance will have the option to extend the charters by 3 years at $14,900 per day.

As of December 31, 2015, we had eighteen vessels under construction, of which two have been sold and will be delivered to the new owners on delivery from the yard in 2016. We will receive net sales proceeds of $46.2 million per vessel at time of delivery. Our outstanding commitments for our eighteen remaining newbuildings amount to $570.1 million with expected payments of $502.8 million in 2016 and $67.3 million in 2017 for expected delivery of sixteen vessels in 2016 and two vessels in 2017.

We have claims for unpaid charter hire owed by Titan Petrochemicals Limited with respect to its bareboat charters of the VLCCs Titan Venus and Mayfair. We is also seeking recovery of damages for the remaining periods of these charter contracts. The aggregate amount of these claims is approximately $2.4 million. We are unable to predict the outcome of this case at this time.

In 2014, we received $17.5 million in respect of a claim for unpaid charter hire and damages for early termination of the time charter for the Golden Zhejiang and recorded this amount as other operating income. We also received $1.9 million in this respect and this amount was recorded as time charter revenue as it related to unrecognized time charter revenue in respect of services previously rendered. These amounts were received as full and final settlement in connection with a claim that was lodged jointly with another claimant's claim against the same defendant.

In February and April 2014, we received $0.2 million and $0.1 million, respectively, as final settlements for unpaid charter hire for Battersea and recorded these amounts as other operating income.

Except as described above, to the best of our knowledge, there are no legal or arbitration proceedings existing or pending which have had or may have significant effects on our financial position or profitability and no such proceedings are pending or known to be contemplated.